EXHIBIT 99.1
Proprietary Cell Products for Tissue Regeneration (Nasdaq:ASTM) Annual Meeting of Shareholders Presentation November 2, 2005

This presentation contains forward-looking statements, including, without limitation, statements concerning product-development objectives and anticipated timing, clinical trial timing and expected results, potential market opportunities and revenue models, market development plans, anticipated key milestones and potential advantages and applications of Tissue Repair Cells (TRCs), which involve certain risks and uncertainties. Actual results may differ significantly from the expectations contained in the forward-looking statements. Among the factors that may result in differences are the results obtained from clinical trials and development activities, regulatory approval requirements, competitive conditions and availability of resources. These and other significant factors are discussed in greater detail in Aastrom's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. SAFE HARBOR

FY 2005 Progress

- Operational Progress
  - Strengthened management team with 5 new additions
    - Jim Cour - President and COO
  - Transition of Company into multi-national clinical trial stage
- Clinical Trial Progress
  - Reported positive results from lead trial in bone fracture healing
  - Active multi-center US trial for severe non-union fractures
    - Achieved initial safety and bone formation milestones
  - Initiated and completed feasibility trial for jaw bone reconstruction
  - Signed agreement for first vascular tissue regeneration trial
- Financial Progress
  - $23+ million of new funding
  - Market cap increased from ~$70 million to ~$300 million
  - 5 analysts initiated coverage

Aastrom BIOSCIENCES INC

12 Month Performance vs Comps ASTM = Aastrom Biosciences, Inc. STEM = StemCells, Inc. TGEN = Targeted Genetics Corp. XCYT = Xcyte Therapies Inc. ILE = Isolagen Inc.

Trends: How is Our Industry Changing? Recognition of "Cells" as valuable therapeutic tools Stem cell initiatives, developmental progress, new companies Regulatory shifts now recognize cells as drugs (trial and manufacturing requirements) However, questions in moving from "technology to product" Manufacturing reliability and costs Functionality reliability Shift in the big new markets Anti-aging and wellness; Joints/Inflammation; Tissue Degeneration Obesity/diabetes/metabolic diseases Memory/CNS function/Alzheimer's Evolution of the "feel good/feel better" drugs Evolution of individualized medicine: trials and payment

Personalized Medicine Trend

How is Aastrom Responding? Clinical program designed to establish functional capability of TRCs in standard indications, but with transition to new treatment approaches and indications Increase development focus on vascularization, joints/inflammation and tissue injuries that impair quality of life Manufacturing model that addresses cell production reliability and distribution requirements, and enables desired margins Leverage our pioneering AastromReplicell(r) System technology Active recognition and coordination of the new role of regulatory agencies in cellular products Plan clinical development to be concurrently active in US, EU and Japan

Capturing the Therapeutic Potential of Bone Marrow Stem Cells Therapy requires a large number of bone marrow cells at the injury site

Tissue Repair Cells Replaces 1+ Liter of Native Bone Marrow Mature Cells Late Stage Early Stage Regeneration Effectiveness Least Best Stem Cells with Stroma Bone Marrow Aastrom's TRCs Typical Cultured Cells Multi-Lineage Progenitor Cells Precursor Cells

Tissue Repair Cells: Bone Marrow ... Plus Small aspirate from patient Office procedure Cell manufacturing facility Proprietary stem cell production technology TRCs generate healthy tissues > 200 patients treated to date TRCs produced in AastromReplicell System Patented stem cell product in 12 days Unique Solution for a Large Volume of BM Stem Cells

Aastrom Tissue Repair Cell Product TRCs Multi-Lineage Stem/Progenitor Cells Bone Vascular Others Growth Factor Production BMPs VEGF SCGF Others Bone Marrow- Derived Cells Natural Tissue Regeneration Process New Capability in Tissue Regeneration

Aastrom's Business Model TRCs Aastrom Core Business Infrastructure Tissue Repair Cell Products Developed for Multiple Indications Centralized Facilities for Patient-Specific Cell Manufacturing and Distribution Development & Marketing Alliances Bone Grafting Fractures Jaw Reconstruction Spine Fusion Limb Ischemia Future Percutaneous Bone Treatments Cardiac Ischemia Cartilage Transforming Cells into Products

Development Strategy Develop TRCs to respond to unmet needs in medicine with a specialty pharmaceutical business model Establishing TRCs in today's tissue regeneration markets, then moving to new opportunities that stem cells should enable Treatments where traditional medicine and pharma have failed Personalized medicine trend Opportunity for "prevention" as well as "treatment" Clinical program to improve our understanding of how to use TRCs and establish value through evidence-based medicine

TRCs in Medicine Development Approach for TRCs First Stage Demonstrate ability of TRCs to form multiple lineages of solid tissues Second Stage Demonstrate clinical safety and ability of TRCs to substitute for large volume bone marrow Fourth Stage Registration and marketing trials New product and use indications Completed! Completed! Pending Third Stage Demonstrate capability of TRCs in clinical trials: Bone Vascular Cartilage Soft Tissues In Process

TRC Tissue Regeneration Cartilage formation capability Preclinical Cartilage Improved function of infarcted tissue Animal Cardiac Vascular tubule formation Preclinical Vascular Repair of non-union fractures Clinical Bone - Local Skeletal bone generation in hypophosphatasia patient Clinical Bone - Systemic Blood and immune system recovery post-chemotherapy Clinical Hematopoietic Engraftment similar to full BMT Clinical Bone Marrow Tissue Level Result

Development Pipeline

Potential for TRCs in Bone Grafting

Autograft Allograft & DBM BMPs Synthetics East 0.48 0.27 0.09 0.16 TRCs East 0.05 0.95 Bone Graft Market Opportunity Target the Surgical Autograft Segment for Severe Indications Source: Millennium Research Group CY2009 projections (U.S., Europe and Japan) BMP = Bone Morphogenic Proteins DBM = Demineralized Bone Matrix TRCs Each 1% share is approximately $40 million Global Market: 2 Million Bone Grafts Annually

TRCs for Bone Grafting Bone Fracture Indications

Automated Production Process

TRCs and Matrix Combining TRCs and Matrix Micrograph of TRCs in Matrix

Non-Union Fracture Trial * Clinical Situation: Non-union fracture of humerus which failed fixation and autograft (> 8 months) Candidate Patient X-Rays * Point of Fracture

Non-Union Fracture Trial Fracture Site with Previous Fixation Removed

Non-Union Fracture Trial Fracture Site with New Fixation Applied

Non-Union Fracture Trial TRCs and Matrix Applied at Fracture Site TRCs and Matrix

Non-Union Fracture Trial Patient Recovery (5 Months) Fracture Site

Non-Union Fracture Trial Post-Treatment Patient Recovery (12 Months)

TRCs for Vascular Tissue Limb Ischemia Indication

Limb Ischemia Large market opportunity, with limited therapeutic competition Clinical problem: foot ulcers, pain, infections and amputation Published clinical results suggest effectiveness of large volume bone marrow injections Similar reports for cardiac ischemia TRCs now active in clinical trial Rationale for TRC Development

Limb Ischemia Sources: Centers for Disease Control, National Center for Health Statistics Over 80,000 Amputations Per Year in US

Limb Ischemia Effect of Large Volume Bone Marrow Sources: Lancet 360: 427-435, 2002 (left panel) Eur J. Vasc Endovasc Surg 00, 1-3, 2002 (right panel)

Vascular Tissue Clinical Plan Lead Trial (Phase II-level) Patient enrollment began in October 2005 (Germany) Diabetic patients with severe limb ischemia and ulcers Complete 25 patients, evaluate data for protocol modifications, and expand with selected criteria Trial Objectives Evaluate TRCs vs Bone Marrow vs Standard of Care Evaluate local IM injection and IA infusion routes Endpoints: Improved ulcer healing, limb mobility, limb salvage, pain, ABI, plus other secondary evaluations Limb Ischemia Indication ABI = Ankle-Brachial Index IM = Intramuscular IA = Intra-arterial

Manufacturing Stuttgart, Germany Pilot scale / Clinical trial supply Awaiting inspection

Manufacturing Planned location near Dublin, Ireland Limited commercial scale operation Now in detailed planning phase

Aastrom Balance Sheet Data (June 30, 2005 *) Cash and Investments $ 32,400,000 Total Assets $ 33,900,000 Shareholders' Equity $ 33,000,000 Average Cash Usage Per Month $ 1,000,000 * Per Aastrom Biosciences, Inc. 4th Q and FYE 2005 Financial Results Press Release

Twelve-Month Milestones Report results from jaw bone reconstruction trial (EU) Initiation of spine fusion clinical trial (US) Expansion of fracture trial in Spain Operations begin at licensed, centralized cell manufacturing facility in the EU Report patient data from first stage of US fracture clinical trial Complete diabetic limb ischemia treatments (25 patients) Plans for EMEA registration trial for bone regeneration

Proprietary Cell Products for Tissue Regeneration Thank you!